11:05:00 AM                                             EXHIBIT 99. 8


                      MBNA MASTER CREDIT CARD TRUST 93-4

                           KEY PERFORMANCE FACTORS
                                     April, 1996



        Scheduled Maturity                                        6/15/99


        Coupon                                                    5.7500%


        Excess Protection Level
          3 Month Average                                           6.85%
        April, 1996                                                 5.80%
        March, 1996                                                 7.57%
        February, 1996                                              7.18%


        Cash Yield                                                 17.74%


        Investor Charge Offs                                        3.68%


        Base Rate                                                   8.25%


        Over 35 Day Delinquency                                     4.08%


        Seller's Interest                                          21.59%


        Total Payment Rate                                         10.42%


        Total Principal Balance                         $9,437,516,072.02


        Investor Participation Amount                   $1,000,000,000.00


        Seller Participation Amount                     $2,037,516,072.01